                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21633

                    Cohen & Steers Dividend Majors Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Adam M. Derechin
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

July 28, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Dividend Majors Fund for the quarter ended June 30, 2005. The net asset value at that date was $20.18 per share. The fund's stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing market price on the NYSE was $18.20 per share. For the quarter ended June 30, 2005, the fund produced the following total returns (including income) compared with its relevant benchmarks:

                                                         TOTAL RETURN,
                                                      PERIOD ENDED 6/30/05
                                            -----------------------------------------
                                                                   NET ASSET VALUE(a)
                                              MARKET PRICE(a)      ------------------
                                            --------------------              YEAR
                                                         YEAR                  TO
                                            QUARTER    TO DATE(b)   QUARTER   DATE(b)
                                            -------    ----------   -------   -------
Cohen & Steers Dividend Majors Fund.......    6.4%        - 7.0%     8.2%      8.0%
S&P 500 Index.............................    1.4%          1.7%     1.4%      1.7%
NAREIT Equity REIT Index(c)...............   14.5%         16.1%    14.5%     16.1%

    During the quarter, the fund's directors declared three monthly distributions of $0.10 per common share, payable on July 29, August 31, and September 30. Please note that the fund's board of directors has adopted a policy under which the fund intends to make regular monthly distributions to shareholders at a fixed rate of $0.10 per share, which rate may be adjusted from time to time.(d)

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The fund commenced operations on January 31, 2005.
(c) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.
(d) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

INVESTMENT REVIEW

    Cohen & Steers Dividend Majors Fund had a total return of 8.2% in the second quarter, which compares with the S&P 500 total return of 1.4%. The fund's REIT holdings -- 39% of the portfolio at quarter end -- were a major driver of performance, as the NAREIT Equity REIT Index staged an impressive rally and returned 14.5%.

    The bond market also rallied significantly in the second quarter on evidence that economic growth was moderating, inflation was under control and, therefore, the Federal Reserve may be nearing the end of its monetary tightening cycle. As a result, the 10-year Treasury bond yield declined from 4.5% at March 31, 2005 to 3.9% at quarter end. Oil prices were another major factor driving the stock market during the quarter, reaching new highs of $60 per barrel. The stock market has exhibited a high degree of negative correlation to changes in oil prices, as investors have become obsessed with this commodity's critical role in our economy, including its inflation structure. Due to these factors, highly cyclical industry sectors performed the worst in the quarter; by contrast, interest-rate-sensitive sectors, and those that are less economically sensitive generally performed the best.

    Our portfolio strategy is designed to have no less than a 35% weighting in REITs, but no more than 65%, and these holdings were the primary driver of performance in the quarter. Continued momentum in the recovery of real estate fundamentals and REIT earnings, and a flurry of merger and buyout activity, drove REIT share prices to new highs. Buyout activity reached a crescendo in June as the industrial property REIT Catellus, a fund holding, agreed to be acquired by ProLogis at a 16% premium to its market price.

    Over the past year, there have been seven major REIT buyouts, totaling $27 billion in value. These deals were all struck at very large premiums to the pre-announcement stock prices -- ranging from 7.2% to 33.4% and averaging 16%. Perhaps even more interesting for the rest of the REIT market, all of these deals were struck at prices above the commonly perceived value of the target company's real estate net asset value (NAV). These deals implied lower capitalization rates (higher values) for major real estate assets than any of the Wall Street analysts had heretofore been willing to use, even though similar implied capitalization rates had been observed in the private market for some time. As a result, many Wall Street analysts who had been negative on the REIT sector for most of the previous three years, and who fostered a sense of disbelief among many investors, turned more positive on the REIT group, lowering their assumed capitalization rates and boosting their NAV estimates -- in some instances by nearly 40%.

    Looking at performance by industry sector, REITs, utilities, pharmaceuticals, and banks contributed to the fund's outperformance in the quarter. Eight of the fund's REIT holdings had total returns exceeding 20%:
Macerich, CBL & Associates, General Growth, and Simon Property Group in the regional mall sector; Catellus in the industrial sector; AvalonBay and Essex in the apartment sector; and Ventas in the health care sector. Our worst performing REIT holding was Prentiss Properties in the office sector, with an 8.3% total return.

    Ten of the fund's eleven utility holdings outperformed the S&P 500 during the quarter, led by Equitable Resources (19.2% total return) in the integrated natural gas group, and Scana (12.8%) and Exelon (12.8%) in the integrated electric group. Utilities continued to experience strong earnings and dividend growth based on a positive supply/demand picture for power, favorable regulatory and rate case trends, and increased consolidation activity.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

    All of our pharmaceutical holdings -- Eli Lilly, Pfizer, Wyeth and Abbott Laboratories -- outperformed the S&P 500 as investors rotated their capital into more defensive, less economically sensitive sectors. Nine of the fund's ten bank holdings outperformed the S&P 500 as concerns about Fed tightening abated somewhat.

    The fund's performance was hurt by its holdings in basic materials and other economically sensitive sectors. Chemicals producers Dow Chemical (-10.0% total return), PPG Industries (-11.7%), and E. I. du Pont (-15.4%) were hurt by concerns of economic slowing and by record oil prices, a key cost of production. Steel producer Worthington Industries had a total return of -17.2%. Company specific issues accounted for earnings reductions and underperformance by Avery Dennison (-13.9%), UST (-10.6%) and Bemis (-14.2%).

INVESTMENT OUTLOOK

    We believe that we are in the early stages of a renaissance for investment strategies that focus on dividends. A key input to this thesis is that return expectations in the U.S. financial markets continue to be low. The 10-year Treasury bond yield, currently 4.2%, provides a benchmark for just how low return expectations are today. At the same time, the aging of the Baby Boomer population is driving demand for investments with attractive current income. In the meantime, Corporate America is beginning to respond in earnest to the 2003 reduction in tax rates on corporate dividends, now a maximum of 15%. We believe that equities that have both above-average current income and, just as important, growth potential, will benefit from these macro trends.

    The fund's strategy is to select companies that have above average dividend yields -- dividends that we believe are secure -- and the potential for dividend growth. At quarter end, the fund's portfolio holdings paid an average gross dividend yield of 3.7%. Over the past year, these companies increased their dividends by an average of 8.5%. So far in 2005, 45 of 73 portfolio holdings have increased their dividends by an average of 7.9%. Utilities, which represent 17% of the portfolio, produced some of the highest dividend increases over the past 12 months, led by Exelon (46% increase), Oneok (22%), Entergy (20%), Sempra (16%) and FPL (15%). Large dividend increases were by no means the exclusive domain of utilities, as Chevron Corp. and Bank of America, increased their dividends by 23% and 11%, respectively.

    Corporate America, in our opinion, has significant resources to reward shareholders with higher dividends. Today, companies in the S&P 500 are distributing just 29% of their earnings. The chart below illustrates that this payout ratio is at a historical low, and compares with the average earnings payout of 51% since 1936. Looked at another way, today there is $2.3 trillion in cash on S&P 500 company balance sheets. This cash represents a substantial portion of the value of these companies in the market, one-fifth of the market capitalization of the S&P 500.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

              S&P 500 DIVIDEND PAYOUT RATIOS NEAR AN ALL-TIME LOW

   "1936"     "1940"     "1950"     "1960"     "1970"     "1980"     "1990"     "2000"     "2005"
    70.6       63.8       51.8       59.6       61.2       42.3       53.4         29       29.2
    67.6       64.2       53.7       62.8       59.6       43.9       55.5       30.2
    72.6       63.3       57.4         64       58.3       43.4       59.2       33.4
    63.1       58.8       60.6       64.3       56.9       43.5       62.4       37.5
    70.8       61.2       57.8       63.3       53.9         44       63.2       40.5
    80.4       66.3       59.2       60.5       52.8       46.2       63.3       40.4
    96.1       67.3         62       59.4       51.4       48.9         62       38.6
   106.5         66       61.4       58.9       50.2       51.4       62.3       35.9
    79.7       57.3       58.8         58       49.1       55.3       59.3       34.9
    73.2       55.1         58         58       46.6       56.7       56.2         34
    69.7       53.6       56.6       57.3       44.5       56.1       53.2         33
    69.1       55.6       55.7       55.8       42.5       53.6       49.4         32
    68.9       64.9       57.8       56.7       41.4       50.7       46.8       31.8
    63.6       66.7       57.6       55.7       41.1         47       45.7         31
    62.5       68.5       55.3         55         40       44.9       44.3       29.9
      62       71.1       55.9       54.6       39.4       44.2       42.9       29.7
               68.8       55.6       54.9       40.5       45.3       41.5         29
               67.7       52.7       54.5       43.4         47       39.7         29
                 65       48.8       53.9       46.6       48.3       38.2
               66.7       48.3       53.4       47.8       48.7         37
               68.8         42       52.4       46.2       48.3       36.6
               75.6       43.6       52.1       42.6       48.8       36.7
                 81       46.7       51.8       40.6       48.6       36.3
               77.5       48.6       52.5       40.3       50.3       37.2
                 67         51       51.7       40.9       53.3       36.7
               56.7       50.9       53.2       41.8       51.8         36
               52.8       50.6       54.4       42.2       52.4       35.6
                 51       50.7       55.1       42.6       49.6       35.1
               52.2       53.1       54.8       43.7       45.1       35.2
               49.7       56.4       54.2       44.8       43.5       35.2
               45.7         59       53.7       44.5       41.8       35.7
                 42       56.3       53.5       44.2       40.7       36.6
               40.6       56.7       53.3       41.9       40.3       36.6
               41.2       53.4       53.3       39.8       39.8       36.5
               42.5       49.4       53.6       38.9       40.3       35.1
               43.5       52.8       53.5       38.4       42.9       33.7
               49.1         54       54.7       38.7       45.4       32.3
               49.4       57.2       56.3       38.6       48.1       31.1
               47.2       59.8       57.6       40.5       50.6         30
               48.9       59.6       59.5       42.2       50.4       28.8



    Source: ISI International Strategy and Investment

    We see little that could stand in the way of Corporate America reverting to the dividend policies that returned more capital to shareholders and proved successful in the 20th century. Compared to that time period, companies today have less need for retained earnings because the U.S. economy is mature, markets are becoming more global and, therefore, the need for capital to expand capacity is not as acute. At the same time, our capital markets have become highly sophisticated and stand ready to provide capital when companies have a compelling use of proceeds. Moreover, there is just too much evidence that demonstrates that, more often than not, acquisitions destroy value rather than create value. Bottom line, the historical record shows that the stocks of companies that pay and increase dividends outperform those that do not pay dividends by a wide margin. Moreover, now that dividend tax rates are just 15%, capital gains are no longer the more tax-efficient means of delivering shareholder value; and the aging shareholder community will likely prefer dividends. If the S&P 500 dividend payout ratio moves anywhere close to the historical average payout ratio of 51%, significant dividend growth is in the offing.

    Our goal is to rebalance the portfolio once per year, in order to produce long-term capital gains whenever possible. Therefore, the next major rebalancing is scheduled to occur after the fund's one-year anniversary beginning February 2006. During the quarter, however, we began to sell Kerr McGee, which repurchased approximately 28% of its shares through a tender offer. While these actions have helped Kerr McGee outperform, as a result of the repurchase, the company's debt rating was lowered to junk status and its dividend was reduced. We have replaced Kerr McGee with Temple Inland, a paper manufacturing and timber company that is investment grade and has increased its dividend 7.1% annually over the past five years. Its 2.4% dividend yield represents a payout ratio of 44% of earnings, providing room for future dividend growth.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

    Our dividend thesis will likely evolve over a multi-year period, and should provide an attractive macro environment for the fund's strategy. In the short term, however, economic and earnings trends, and valuations, will be important factors influencing returns. While the economy has slowed recently, we expect that U.S. GDP growth will continue at a moderate pace. Today, REIT cash flow multiples are above their historical average, but we believe cash flow growth is accelerating and valuations relative to private real estate values are consistent with historical averages. Looking at stocks, earnings growth is slowing, but valuations, at 15-16 times forward earnings, are at levels not seen since 1995. Overall, we expect the companies in the portfolio can generate earnings growth in the 7-8% range. This growth, combined with the portfolio's current dividend income, should result in an attractive total return, in our view.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             Co-chairman                 Co-chairman

             JOSEPH M. HARVEY            JAMES S. CORL
             JOSEPH M. HARVEY            JAMES S. CORL
             Portfolio Manager           Portfolio Manager

             ROBERT BECKER               WILLIAM F. SCAPELL
             ROBERT BECKER               WILLIAM F. SCAPELL
             Portfolio Manager           Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                                 JUNE 30, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                  MARKET        % OF
     SECURITY                                                     VALUE      NET ASSETS
     --------                                                   ----------   ----------
 1.  Boston Properties........................................  $7,056,000      2.73%
 2.  Macerich Co. ............................................   6,021,090      2.33
 3.  AvalonBay Communities....................................   5,890,320      2.28
 4.  Catellus Development Corp................................   5,844,960      2.26
 5.  Simon Property Group.....................................   5,704,963      2.21
 6.  Mills Corp. .............................................   5,513,653      2.13
 7.  Exelon Corp. ............................................   5,471,778      2.12
 8.  SL Green Realty Corp. ...................................   5,424,450      2.10
 9.  Energy East Corp. .......................................   5,303,340      2.05
10.  AGL Resources............................................   5,267,995      2.04

                                SECTOR BREAKDOWN
                             (BASED ON NET ASSETS)
                                  (UNAUDITED)

                                   [PIE CHART]

                Real Estate                                38.84%
                Utility                                    17.45%
                Financial                                  14.42%
                Other                                      13.84%
                Consumer, Non-Cyclical                     10.67%
                Telecommunication                           4.39%
                Other Assets in Excess of Liabilities       0.39%

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                             NUMBER        VALUE
                                                            OF SHARES     (NOTE 1)
                                                            ---------   ------------
EQUITIES                                           99.61%
  BASIC MATERIALS                                   2.67%
    CHEMICAL                                        2.07%
         Dow Chemical Co. ................................    29,900    $  1,331,447
         E.I. Du Pont De Nemours & Co. ...................    60,700       2,610,707
         PPG Industries...................................    22,400       1,405,824
                                                                        ------------
                                                                           5,347,978
                                                                        ------------
    FOREST PRODUCTS & PAPER                         0.60%
         Temple-Inland....................................     7,500         278,625
         Weyerhaeuser Co. ................................    19,900       1,266,635
                                                                        ------------
                                                                           1,545,260
                                                                        ------------
         TOTAL BASIC MATERIALS............................                 6,893,238
                                                                        ------------
  COMMERCIAL SERVICES                               1.87%
    OFFICE/BUSINESS EQUIPMENT                       0.58%
         Pitney Bowes.....................................    34,500       1,502,475
                                                                        ------------
    PRINTING                                        1.29%
         RR Donnelley & Sons Co...........................    96,800       3,340,568
                                                                        ------------
         TOTAL COMMERCIAL SERVICES........................                 4,843,043
                                                                        ------------
  CONSUMER -- CYCLICAL                              2.64%
    HOME FURNISHING                                 0.69%
         Whirlpool Corp. .................................    25,500       1,787,805
                                                                        ------------
    HOUSEWARE                                       1.95%
         Newell Rubbermaid................................   211,600       5,044,544
                                                                        ------------
         TOTAL CONSUMER, CYCLICAL.........................                 6,832,349
                                                                        ------------
  CONSUMER -- NON-CYCLICAL                         10.67%
    AGRICULTURE                                     2.63%
         Altria Group.....................................    61,500       3,976,590
         UST..............................................    61,800       2,821,788
                                                                        ------------
                                                                           6,798,378
                                                                        ------------
    BEVERAGE                                        0.60%
         Coca Cola Co. ...................................    37,200       1,553,100
                                                                        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                             NUMBER        VALUE
                                                            OF SHARES     (NOTE 1)
                                                            ---------   ------------
    FOOD                                            1.77%
         General Mills....................................    32,500    $  1,520,675
         Heinz HJ Co. ....................................    86,200       3,053,204
                                                                        ------------
                                                                           4,573,879
                                                                        ------------
    HOUSEHOLD PRODUCTS                              1.71%
         Avery Dennison Corp. ............................    26,700       1,414,032
         Kimberly Clark Corp. ............................    48,000       3,004,320
                                                                        ------------
                                                                           4,418,352
                                                                        ------------
    PHARMACEUTICAL                                  3.96%
         Abbott Laboratories..............................    34,600       1,695,746
         Eli Lilly and Co. ...............................    57,800       3,220,038
         Pfizer...........................................   128,000       3,530,240
         Wyeth............................................    40,200       1,788,900
                                                                        ------------
                                                                          10,234,924
                                                                        ------------
         TOTAL CONSUMER, NON-CYCLICAL.....................                27,578,633
                                                                        ------------
  ENERGY -- OIL & GAS                               3.26%
         ChevronTexaco Corp. .............................    54,500       3,047,640
         Kerr McGee Corp. ................................    19,172       1,463,015
         Marathon Oil Corp. ..............................    73,300       3,912,021
                                                                        ------------
                                                                           8,422,676
                                                                        ------------
  FINANCIAL                                        14.42%
    BANK                                           12.07%
         Amsouth Bancorporation...........................   151,700       3,944,200
         Bank of America Corp. ...........................   103,300       4,711,513
         First Horizon National Corp. ....................   102,100       4,308,620
         KeyCorp..........................................   143,000       4,740,450
         National City Corp. .............................   133,500       4,555,020
         Regions Financial Corp. .........................   131,400       4,451,832
         US Bancorp.......................................   153,400       4,479,280
                                                                        ------------
                                                                          31,190,915
                                                                        ------------
    DIVERSIFIED FINANCIAL SERVICE                   0.54%
         Citigroup........................................    30,100       1,391,523
                                                                        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                             NUMBER        VALUE
                                                            OF SHARES     (NOTE 1)
                                                            ---------   ------------
    SAVINGS & LOAN                                  1.81%
         Washington Mutual................................   115,000    $  4,679,350
                                                                        ------------
         TOTAL FINANCIAL..................................                37,261,788
                                                                        ------------
  INDUSTRIAL                                        3.40%
    DIVERSIFIED MANUFACTURING                       0.60%
         General Electric Co. ............................    44,500       1,541,925
                                                                        ------------
    ELECTRICAL COMPONENT & EQUIPMENT                0.54%
         Emerson Electric Co. ............................    22,100       1,384,123
                                                                        ------------
    ENVIRONMENTAL CONTROL                           0.92%
         Waste Management.................................    84,300       2,389,062
                                                                        ------------
    METAL FABRICATE/HARDWARE                        0.83%
         Worthington Industries...........................   135,100       2,134,580
                                                                        ------------
    PACKAGING & CONTAINER                           0.51%
         Bemis Co. .......................................    50,100       1,329,654
                                                                        ------------
         TOTAL INDUSTRIAL.................................                 8,779,344
                                                                        ------------
  REAL ESTATE                                      38.84%
    DIVERSIFIED                                     1.94%
         Vornado Realty Trust.............................    62,300       5,008,920
                                                                        ------------
    HEALTH CARE                                     1.38%
         Ventas...........................................   118,000       3,563,600
                                                                        ------------
    INDUSTRIAL                                      3.66%
         AMB Property Corp. ..............................    83,000       3,604,690
         Catellus Development Corp. ......................   178,200       5,844,960
                                                                        ------------
                                                                           9,449,650
                                                                        ------------
    OFFICE                                          8.96%
         Alexandria Real Estate Equities..................    35,200       2,585,440
         Boston Properties................................   100,800       7,056,000
         Kilroy Realty Corp. .............................   103,600       4,919,964
         Prentiss Properties Trust........................    87,100       3,173,924
         SL Green Realty Corp. ...........................    84,100       5,424,450
                                                                        ------------
                                                                          23,159,778
                                                                        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                             NUMBER        VALUE
                                                            OF SHARES     (NOTE 1)
                                                            ---------   ------------
    OFFICE/INDUSTRIAL                               1.03%
         Liberty Property Trust...........................    60,100    $  2,663,031
                                                                        ------------
    RESIDENTIAL -- APARTMENT                        3.99%
         AvalonBay Communities............................    72,900       5,890,320
         Essex Property Trust.............................    53,200       4,418,792
                                                                        ------------
                                                                          10,309,112
                                                                        ------------
    SELF STORAGE                                    1.29%
         Public Storage...................................    52,600       3,326,950
                                                                        ------------
    SHOPPING CENTER                                15.60%
       COMMUNITY CENTER                             5.47%
         Developers Diversified Realty Corp. .............    77,400       3,557,304
         Kimco Realty Corp. ..............................    59,500       3,505,145
         Pan Pacific Retail Properties....................    67,800       4,500,564
         Weingarten Realty Investors......................    65,300       2,561,066
                                                                        ------------
                                                                          14,124,079
                                                                        ------------
       REGIONAL MALL                               10.13%
         CBL & Associates Properties......................   113,400       4,884,138
         General Growth Properties........................    98,900       4,063,801
         Macerich Co. ....................................    89,800       6,021,090
         Mills Corp. .....................................    90,700       5,513,653
         Simon Property Group.............................    78,700       5,704,963
                                                                        ------------
                                                                          26,187,645
                                                                        ------------
         TOTAL SHOPPING CENTER............................                40,311,724
                                                                        ------------
    SPECIALTY                                       0.99%
         Entertainment Properties Trust...................    55,800       2,566,800
                                                                        ------------
         TOTAL REAL ESTATE................................               100,359,565
                                                                        ------------
  TELECOMMUNICATION                                 4.39%
         AllTel Corp. ....................................    28,300       1,762,524
         Bellsouth Corp. .................................   186,200       4,947,334
         Verizon Communications...........................   133,900       4,626,245
                                                                        ------------
                                                                          11,336,103
                                                                        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                             NUMBER        VALUE
                                                            OF SHARES     (NOTE 1)
                                                            ---------   ------------
  UTILITY                                          17.45%
    ELECTRIC -- DISTRIBUTION                        2.05%
         Energy East Corp. ...............................   183,000    $  5,303,340
                                                                        ------------
    ELECTRIC -- INTEGRATED                         10.63%
         Dominion Resources...............................    66,500       4,880,435
         Entergy Corp. ...................................    45,200       3,414,860
         Exelon Corp. ....................................   106,600       5,471,778
         FPL Group........................................   120,200       5,055,612
         PPL Corp. .......................................    57,800       3,432,164
         Scana Corporation Holdings Co. ..................   122,200       5,219,162
                                                                        ------------
                                                                          27,474,011
                                                                        ------------
    NATURAL GAS -- DISTRIBUTION                     3.42%
         AGL Resources....................................   136,300       5,267,995
         Oneok New........................................   109,400       3,571,910
                                                                        ------------
                                                                           8,839,905
                                                                        ------------
    NATURAL GAS -- INTEGRATED                       1.35%
         Equitable Resources..............................    27,100       1,842,800
         Sempra Energy....................................    39,700       1,640,007
                                                                        ------------
                                                                           3,482,807
                                                                        ------------
         TOTAL UTILITY....................................                45,100,063
                                                                        ------------
              TOTAL EQUITIES (Identified
                cost -- $241,608,798).....................               257,406,802
                                                                        ------------

                                                                PRINCIPAL
                                                                 AMOUNT
                                                                ---------
COMMERCIAL PAPER                                        0.29%
         San Paolo U.S. Finance Company, 2.20%, due 07/01/05
            (Identified cost -- $745,000)....................   $745,000         745,000
                                                                            ------------
TOTAL INVESTMENTS (Identified
  cost -- $242,353,798)...........................     99.90%                258,151,802
OTHER ASSETS IN EXCESS OF LIABILITIES.............      0.10%                    271,209
                                                      ------                ------------
NET ASSETS (Equivalent to $20.18 per share based
  on 12,805,250 shares of capital stock
  outstanding)....................................    100.00%               $258,423,011
                                                      ------                ------------
                                                      ------                ------------

-------------------
Note: Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $242,353,798) (Note 1).......................  $258,151,802
    Dividends receivable....................................       889,769
    Prepaid expenses and other assets.......................        14,750
                                                              ------------
         Total Assets.......................................   259,056,321
                                                              ------------
LIABILITIES:
    Payable for dividends declared on common shares.........       376,971
    Payable to investment manager...........................       158,597
    Payable to administrator................................         7,603
    Payable for directors' fees.............................         3,557
    Other liabilities.......................................        86,582
                                                              ------------
         Total Liabilities..................................       633,310
                                                              ------------
NET ASSETS applicable to 12,805,250 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $258,423,011
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital.........................................  $244,068,275
    Dividends in excess of net investment income............    (2,378,524)
    Undistributed net realized gain on investments..........       935,256
    Net unrealized appreciation on investments..............    15,798,004
                                                              ------------
                                                              $258,423,011
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($258,423,011[div]12,805,250 shares outstanding)........  $      20.18
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      18.20
                                                              ------------
                                                              ------------
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE..........         (9.81)%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                            STATEMENT OF OPERATIONS
      FOR THE PERIOD JANUARY 31, 2005(a) THROUGH JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................     $ 3,496,661
    Interest income.........................................         208,675
                                                                 -----------
         Total Income.......................................       3,705,336
                                                                 -----------
Expenses:
    Investment management fees (Note 2).....................         760,826
    Administration fees (Note 2)............................          54,497
    Reports to shareholders.................................          45,394
    Professional fees.......................................          32,475
    Directors' fees and expenses............................          26,889
    Custodian fees and expenses.............................          20,212
    Transfer agent fees.....................................          10,424
    Registration and filing fees............................           7,730
    Miscellaneous...........................................           3,311
                                                                 -----------
         Total Expenses.....................................         961,758
                                                                 -----------
Net Investment Income.......................................       2,743,578
                                                                 -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................         935,256
    Net change in unrealized appreciation on investments....      15,798,004
                                                                 -----------
         Net realized and unrealized gain on investments....      16,733,260
                                                                 -----------
Net Increase in Net Assets Resulting from Operations........     $19,476,838
                                                                 -----------
                                                                 -----------

-------------------
(a) Commencement of operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                FOR THE PERIOD
                                                              JANUARY 31, 2005(a)
                                                                    THROUGH
                                                                 JUNE 30, 2005
                                                              -------------------
Change in Net Assets:
    From Operations:
         Net investment income..............................     $  2,743,578
         Net realized gain on investments...................          935,256
         Net change in unrealized appreciation on
            investments.....................................       15,798,004
                                                                 ------------
              Net increase in net assets resulting from
                operations..................................       19,476,838
                                                                 ------------
    Dividends to shareholders from net investment income
       (Note 1).............................................       (5,122,102)
                                                                 ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from fund share
            transactions....................................      243,968,000
                                                                 ------------
              Total increase in net assets..................      258,322,736
    Net Assets:
         Beginning of period................................          100,275
                                                                 ------------
         End of period(b)...................................     $258,423,011
                                                                 ------------
                                                                 ------------

-------------------
(a) Commencement of operations.
(b) Includes dividends in excess of net investment income of $2,378,524.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                               FOR THE PERIOD
                                                             JANUARY 31, 2005(a)
                                                                   THROUGH
PER SHARE OPERATING PERFORMANCE:                                JUNE 30, 2005
--------------------------------                              -----------------
Net asset value, beginning of period........................       $19.10
                                                                   ------
Income from investment operations:
    Net investment income(b)................................         0.22
    Net realized and unrealized gain on investments.........         1.33
                                                                   ------
        Total income from investment operations.............         1.55
                                                                   ------
Less dividends to shareholders from net investment income...        (0.40)
                                                                   ------
Offering costs charged to paid-in capital...................        (0.04)
                                                                   ------
Dilutive effect of common share offering....................        (0.03)
                                                                   ------
        Net increase in net assets..........................         1.08
                                                                   ------
Net asset value, end of period..............................       $20.18
                                                                   ------
                                                                   ------
Market value, end of period.................................       $18.20
                                                                   ------
                                                                   ------
Total market value return(c,e)..............................        (7.00)%
                                                                   ------
                                                                   ------
Total net asset value return(c,e)...........................         7.98%
                                                                   ------
                                                                   ------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).....................        258.4
                                                                   ------
                                                                   ------
Ratio of expenses to average daily net assets(d)............         0.95%
                                                                   ------
                                                                   ------
Ratio of net investment income to average daily net
  assets(d).................................................         2.70%
                                                                   ------
                                                                   ------
Portfolio turnover rate(e)..................................         2.97%
                                                                   ------
                                                                   ------

-------------------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(d) Annualized.
(e) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Dividend Majors Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The fund's investment objective is to achieve high total return. The fund had no operations until December 23, 2004 when it sold 5,250 shares for $100,275 to Cohen & Steers Capital Management, Inc. Investment operations commenced on January 31, 2005.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the period ended June 30, 2005, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

    For the services under the investment management agreement, the fund pays the advisor an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

    Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.04% of the fund's average daily net assets. For the period January 31, 2005 (commencement of operations) through June 30, 2005, the fund incurred $40,577 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period January 31, 2005 (commencement of operations) through June 30, 2005 totaled $247,329,073 and $6,197,523, respectively.

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005 the cost of investment and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $242,353,798
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 19,912,875
Gross unrealized depreciation.....................    (4,114,871)
                                                    ------------
Net unrealized appreciation.......................  $ 15,798,004
                                                    ------------
                                                    ------------

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. COMMON STOCK

    During the period January 31, 2005 (commencement of operations) through June 30, 2005 the fund issued no shares of common stock for the reinvestment of dividends.

    On January 31, 2005, the fund completed the initial public offering of 11,800,000 shares of common stock. Proceeds paid to the fund amounted to $224,908,000 after deduction of underwriting commissions and offering expenses of $11,092,000.

    On February 18, 2005, the fund completed a subsequent offering of 800,000 shares of common stock. Proceeds paid to the fund amounted to $15,248,000 after deduction of underwriting commissions and offering expenses of $752,000.

    On March 11, 2005, the fund completed a subsequent offering of 200,000 shares of common stock. Proceeds paid to the fund amounted to $3,812,000 after deduction of underwriting commissions and offering expenses of $188,000.

    Additionally, the Investment Manager absorbed approximately $756,000 in offering expenses related to both the initial and subsequent offerings.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (PERIOD ENDED JUNE 30, 2005) (UNAUDITED)

BASED ON NET ASSET VALUE   BASED ON MARKET VALUE
------------------------   ---------------------
    SINCE INCEPTION           SINCE INCEPTION
       (01/31/05)                (01/31/05)
       ----------                ----------
        (7.00)%                    7.98%

    The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


                 FOR TOTAL RETURN:                                  FOR TOTAL RETURN:

                  COHEN & STEERS                                     COHEN & STEERS
                  REALTY SHARES                                INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

             FOR HIGH CURRENT INCOME:                           FOR CAPITAL APPRECIATION:

                  COHEN & STEERS                                     COHEN & STEERS
                REALTY INCOME FUND                                  REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                 FOR TOTAL RETURN:                                  FOR TOTAL RETURN:

                  COHEN & STEERS                                     COHEN & STEERS
             INTERNATIONAL REALTY FUND                                UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

  PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
       FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND
         OTHER INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS
                        CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and co-chairman               Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and co-chairman               (212) 832-3232

Bonnie Cohen                           FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT
Richard E. Kroon                       The Bank of New York
Director                               101 Barclay Street
                                       New York, NY 10286
Richard J. Norman
Director                               LEGAL COUNSEL
                                       Simpson Thacher & Bartlett LLP
Frank K. Ross                          425 Lexington Avenue
Director                               New York, NY 10017

Willard H. Smith Jr.                   New York Stock Exchange Symbol: DVM
Director
                                       Web site: cohenandsteers.com
C. Edward Ward, Jr.
Director                               This report is for shareholder
                                       information. This is nota prospectus
Adam M. Derechin                       intended for use in the purchase or sale
President and chief executive officer  of fund shares. Past performance is of course no guarantee of future results
Joseph M. Harvey                       and your investment may be worth more
Vice president                         or less at the time you sell.

James S. Corl
Vice president

William F. Scapell
Vice president

Robert S. Becker
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer

John E. McLean
Chief compliance officer and assistant
secretary

--------------------------------------------------------------------------------
                                       22

   COHEN & STEERS
DIVIDEND MAJORS FUND








SEMIANNUAL REPORT
  JUNE 30, 2005




COHEN & STEERS
DIVIDEND MAJORS FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure. e controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

         By: /s/ Adam M. Derechin
             -------------------------------
                 Name:  Adam M. Derechin
                 Title: President and Chief Executive Officer

         Date: August 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Adam M. Derechin
             -------------------------------
                 Name:  Adam M. Derechin
                 Title: President and Chief Executive Officer
                        (principal executive officer)

         By: /s/ Jay J. Chen
             ----------------------------------------
                 Name:  Jay J. Chen
                 Title: Treasurer
                        (principal financial officer)


         Date: August 24, 2005




                             STATEMENT OF DIFFERENCES

The division sign shall be expressed as....................................[div]
The section symbol shall be expressed as................................... 'SS'